UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
September 29, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2006, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-16N)

Lehman XS Trust, Series 2006-16N
(Issuing Entity)

Lehman XS Grantor Trust 1-A2A, Series 2006-16N
(Issuing Entity)

Lehman XS Grantor Trust 1-A31, Series 2006-16N
(Issuing Entity)

Lehman XS Grantor Trust 1-A32A1, Series 2006-16N
(Issuing Entity)

Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)

Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01. Other Events.

The Registrant registered issuances of Lehman XS Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985 (the “Registration Statement”)). Pursuant to the Registration Statement, the Registrant issued $2,191,599,000 in aggregate principal amount of the Class 1-A1A, Class 1-A2A, Class 1-A2B, Class 1-A31, Class 1-A32A1, Class 1-A32A2, Class 1-A32B, Class 1-A4A, Class 1-A4B, Class 1-A4C, Class 2-A Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8 and Class M9 Certificates of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2006-16N on September 29, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated September 13, 2006, as supplemented by the Prospectus Supplement, dated September 28, 2006, to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

On September 29, 2006, the following classes of certificates in the following amounts were sold by the registrant to affiliates of the registrant in private placements in reliance on Section 4(2) of the Securities Act of 1933:
Class	Initial Principal Balance
Class P	N/A
Class C	N/A
Class X	N/A
Class R	N/A

The net proceeds from the sale of these certificates were applied by the registrant toward the purchase of the mortgage loans constituting the pool assets.

The Certificates (as defined below) were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of September 1, 2006, among Structured Asset Securities Corporation, as depositor (the “Depositor”), Aurora Loan Services LLC, as master servicer (the “Master Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”). The “Certificates” consist of the following classes: Class 1-A1A, Class 1-A1B, Class 1-A2AU, Class 1-A2A, Class 1-A2B, Class 1-A31U, Class 1-A31, Class 1-A32A1U, Class 1-A32A1, Class 1-A32A2, Class 1-A32B, Class 1-A4A, Class 1-A4B, Class 1-A4C, Class 2-A, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class M7, Class M8, Class M9, Class X, Class P, Class C, and Class R. The Certificates, other than the Grantor Trust Certificates, evidence all the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of two pools of conventional, first lien, adjustable rate negative amortization, fully amortizing and balloon residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $2,218,218,289 as of September 1, 2006. Each class of Grantor Trust Certificates represents the beneficial interest in a grantor trust, the assets of which consist primarily of one class of Certificates issued by the Trust Fund and one or more cap agreements, as described in the Trust Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Terms Agreement, dated September 27, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of September 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of September 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP

99.3
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.4
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2006, and Amendment Reg AB, dated as of June 16, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.5	Reconstituted Servicing Agreement, dated as of September 1, 2006, by and between Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.6	Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.7
Interest Rate Cap Agreements, each dated as of September 29, 2006, between (i) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A2A, Series 2006-16N and (ii) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A32A1, Series 2006-16N.

99.8
Deferred Interest Cap Agreements, each dated as of September 29, 2006, between (i) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A2A, Series 2006-16N, (ii) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A31, Series 2006-16N and (iii) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A32A1, Series 2006-16N.

99.9	Guarantees, each dated as of September 28, 2006, by Lehman Brothers Holdings Inc. relating to each of the Interest Rate Cap Agreements and Deferred Interest Cap Agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By: /s/ Michael C. Hitzmann Name: Michael C. Hitzmann Title: Senior Vice President

Date: October 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
1.1	Terms Agreement, dated September 27, 2006, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1
Trust Agreement, dated as of September 1, 2006, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association, as Trustee.

99.1	Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2006, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Reconstituted Servicing Agreement, dated as of September 1, 2006, by and between Lehman Brothers Holdings Inc. and Countrywide Home Loans Servicing LP

99.3
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2004, and Amendment Reg AB, dated as of January 31, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.4
Flow Seller’s Warranties and Servicing Agreement, dated as of June 1, 2006, and Amendment Reg AB, dated as of June 16, 2006, by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

99.5	Reconstituted Servicing Agreement, dated as of September 1, 2006, by and between Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.6	Seller’s Warranties and Servicing Agreement, dated as of September 1, 2005, by and between Lehman Capital, a division of Lehman Brothers Holdings Inc. and IndyMac Bank, F.S.B.

99.7
Interest Rate Cap Agreements, each dated as of September 29, 2006, between (i) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A2A, Series 2006-16N and (ii) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A32A1, Series 2006-16N.

99.8
Deferred Interest Cap Agreements, each dated as of September 29, 2006, between (i) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A2A, Series 2006-16N, (ii) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A31, Series 2006-16N and (iii) Lehman Brothers Special Financing Inc. and Lehman XS Grantor Trust 1-A32A1, Series 2006-16N.

99.9	Guarantees, each dated as of September 28, 2006, by Lehman Brothers Holdings Inc. relating to each of the Interest Rate Cap Agreements and Deferred Interest Cap Agreements.